Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,672.89
Total Fee Amount	3,672.89
Total Transaction Valuation	23,990,142.94
Total Offset Amount
Net Fee	$ 0.00